                                                            FIRST QUARTER REPORT

                                                            MARCH 31, 2002

[MORGAN STANLEY LOGO]

MORGAN STANLEY EASTERN EUROPE FUND, INC.


MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

Morgan Stanley Eastern Europe Fund, Inc.

DIRECTORS AND OFFICERS
Barton M. Biggs                William G. Morton, Jr.
CHAIRMAN OF THE                DIRECTOR
BOARD OF DIRECTORS
                               Michael Nugent
Ronald E. Robison              DIRECTOR
PRESIDENT AND DIRECTOR
                               Fergus Reid
John D. Barrett II             DIRECTOR
DIRECTOR
                               Stefanie V. Chang
Thomas P. Gerrity              VICE PRESIDENT
DIRECTOR
                               Lorraine Truten
Gerard E. Jones                VICE PRESIDENT
DIRECTOR
                               James W. Garrett
Joseph J. Kearns               TREASURER
DIRECTOR
                               Mary E. Mullin
Vincent R. McLean              SECRETARY
DIRECTOR
                               Belinda A. Brady
C. Oscar Morong, Jr.           ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        OVERVIEW

LETTER TO SHAREHOLDERS

For the three months ended March 31, 2002, the Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 14.72% compared to 13.37% for the Fund's benchmark (described below). Since January 1, 1998, the Fund's performance has been compared with the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index. This composite is comprised of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for Russia, Poland, the Czech Republic and Hungary. For the period from September 30, 1996 through December 31, 1997, the Fund's performance was compared with the Russia (Moscow Times 50) and New Europe Blended Composite. That composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted MSCI local indices for the Czech Republic, Hungary and Poland. On March 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $19.17, representing a 9.9% discount to the Fund's net asset value per share.

MARKET REVIEW AND OUTLOOK

Stock selection was the primary contributor to outperformance relative to the Index. Stock selection in Hungary, Poland and the Czech Republic contributed positively to relative performance while selection in Russia detracted. Our overweight position in Hungary detracted from positive country allocations in Poland and the Czech Republic. On a sector basis, allocations to financials, industrials and information technology were the primary contributors to relative performance. On a sector basis, stock selection in financials, health care and information technology was the primary contributor to relative performance while sector allocations to energy and utilities detracted from relative returns.

The region, primarily led by strong gains in Russia (+18.5%) returned 13.5% during the first quarter of 2002. Overall, gains were supported by positive country returns in Hungary (+11.2%), the Czech Republic (+9.0%) and Poland (+3.5%).

Global emerging market equities continued to outperform other asset classes posting a relatively strong 11.3% return during the first quarter of 2002 despite continued weakness in developed international markets. Overall, emerging markets performance was supported by increasing evidence of a U.S. led economic recovery and positive economic data from select emerging market countries. The U.S. economy expanded by a better than expected 1.7% during the fourth quarter, reflecting stronger consumer demand and the largest government spending increase in recent history. A recent stream of figures, including data from the U.S. manufacturing and housing sector, have supported expectations that the U.S. economy is starting a broad based recovery from last year's mild recession.

Russia remained one of the best performing global markets returning +18.5% during the first quarter of 2002. The market was led primarily by gains within the oil and gas industry (+21.6%) on the back of rising oil prices and improved profit outlook for the country's largest oil producers. Brent Crude, the benchmark for two-thirds of the worlds oil, has rebounded 34.7% since the start of the year on Middle-East tensions and on expectations of stronger demand after U.S. data suggested a quicker than expected recovery in the economy. Adding to optimism was news of improved corporate governance from the country's largest natural gas producer and the second largest oil producer. Financial stocks led gains within Hungary, the Czech Republic and Poland as prospects for a U.S. led economic recovery grow and on optimism of lower interest rates due to the EU convergence.

In Russia, strong structural reform trends, stronger inward foreign direct investment flows and modestly higher oil prices are all supporting economic growth. Despite the market's recent rally, Russia remains one of our favorite countries. In February, the S&P revised Russia's outlook to positive from stable. This is the result of strong dynamics that have reduced vulnerabilities, particularly to oil-price fluctuations. Proactive debt management has also diminished the government financing needs for the immediate future. Hungary remains the most attractive of the Central European convergence plays. We remain relatively positive due to strong domestic consumption, positive FDI flows, improving fundamentals and low valuations. We remain underweight in Poland and the Czech Republic due to lower growth prospects and relative valuations.

OTHER DEVELOPMENTS

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the three months ended March 31, 2002, the Fund repurchased 52,400 of its shares at an average discount of 13.16% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,291,340 of its shares at an average discount of 17.14% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,


/s/ Ronald E. Robison
Ronald E. Robison
President and Director

                                                                      April 2002

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        MARCH 31, 2002

INVESTMENT SUMMARY
Historical Information (Unaudited)

                                                       TOTAL RETURN (%)
                    -------------------------------------------------------------------------------------
                          MARKET VALUE(1)             NET ASSET VALUE(2)                 INDEX(3)
                    -------------------------------------------------------------------------------------
                                      AVERAGE                       AVERAGE                       AVERAGE
                    CUMULATIVE         ANNUAL     CUMULATIVE         ANNUAL     CUMULATIVE         ANNUAL
---------------------------------------------------------------------------------------------------------
Year to Date             20.34%            --          14.72%            --          13.37%            --
One Year                 56.62          56.62%         45.85          45.85%         36.29          36.29%
Five Year                -3.54          -0.72          -5.83          -1.20         -19.61          -4.27
Since Inception*         15.51           2.66          28.23           4.63          13.62           2.35

Past performance is not predictive of future performance.

[CHART]

                 MORGAN STANLEY            RUSSIA (MOSCOW TIMES 50) AND NEW       RUSSIA AND NEW
           EASTERN EUROPE FUND, INC.(2)      EUROPE BLENDED COMPOSITE(3)        EUROPE COMPOSITE(3)
1996                 4.18%                            9.25%
1997                48.19%                           48.23%
1998               -50.62%                                                            -57.84%
1999                61.11%                                                             67.30%
2000               -22.47%                                                            -20.22%
2001                17.41%                                                              9.97%
2002                14.72%                                                             13.37%

Returns and Per Share Information

                                                                                                          THREE
                                                                                                          MONTHS
                                                                                                          ENDED
                                                     YEAR ENDED DECEMBER 31,                             MARCH 31,
                                  --------------------------------------------------------------------------------
                                      1996*        1997       1998        1999        2000        2001        2002
------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share         $   20.77   $   26.59   $  12.65   $   20.38   $   15.80   $   18.55   $   21.28
------------------------------------------------------------------------------------------------------------------
Market Value Per Share            $   18.00   $   23.88   $   9.81   $   16.88   $   12.19   $   15.93   $   19.17
------------------------------------------------------------------------------------------------------------------
Premium/(Discount)                    -13.3%      -10.2%     -22.4%      -17.2%      -22.8%      -14.1%       -9.9%
------------------------------------------------------------------------------------------------------------------
Income Dividends                  $    0.07          --         --          --          --          --          --
------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions              --   $    3.68   $   0.67          --          --          --          --
------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)                   4.18%      48.19%    -50.62%      61.11%     -22.47%      17.41%      14.72%
------------------------------------------------------------------------------------------------------------------
Index Total Return(3)                  9.25%      48.23%    -57.84%      67.30%     -20.22%       9.97%      13.37%
------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Since January 1, 1998, the Fund's performance has been compared with the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index. The Index is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. The composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index.
  * The Fund commenced operations on September 30, 1996.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        MARCH 31, 2002

PORTFOLIO SUMMARY

[CHART]

Allocation of Total Investments

----------------------------------------------
Equity Securities                         97.0%
Short-Term Investments                     3.0
----------------------------------------------

[CHART]

Industries

----------------------------------------------
Oil & Gas Exploration & Production        24.4%
Electric Utilities                        17.9
Banks                                     16.6
Diversified Telecommunications Services   11.7
Integrated Oil & Gas                      10.5
Metals & Mining                            5.7
Beverages                                  4.1
Pharamaceuticals                           3.4
IT Consulting & Services                   2.0
Media                                      0.7
Other                                      3.0
----------------------------------------------

[CHART]

Country Weightings

----------------------------------------------
Russia                                    61.9%
Hungary                                   17.1
Poland                                    10.9
Czech Republic                             7.4
Other                                      2.7
----------------------------------------------

Ten Largest Holdings*

                                                              PERCENT OF
                                                              NET ASSETS
------------------------------------------------------------------------
 1.  Surgutneftegaz (Russia)                                     18.7%
 2.  Unified Energy Systems (Russia)                             17.1
 3.  LUKoil Holdings (Russia)                                     9.6
 4.  OTP Bank Rt. (Hungary)                                       7.3
 5.  Gazprom (Russia)                                             5.9
 6.  Matav Rt. (Hungary)                                          5.5%
 7.  Bank Polska Kasa Opieki SA (Poland)                          4.5
 8.  Winn-Bill-Dann Foods OJSC (Russia)                           4.1
 9.  The Mining & Metallurgical Co. Norilsk Nickel (Russia)       4.0
10.  Telekomunikacja Polska SA (Poland)                           2.8
                                                                 ----
                                                                 79.5%
                                                                 ====

     *Excludes short-term investments

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        FINANCIAL STATEMENTS
                                        MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                                    VALUE
                                                               SHARES               (000)
-----------------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
(UNLESS OTHERWISE NOTED)
=========================================================================================
CZECH REPUBLIC (7.4%)
BANKS
   Ceska Sporitelna AS                                        189,800          $    1,992
   Komercni Banka AS                                           44,000               1,923
-----------------------------------------------------------------------------------------
                                                                                    3,915
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Cesky Telecom AS                                           136,500               1,256
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES
   CEZ AS                                                     318,800                 689
-----------------------------------------------------------------------------------------
                                                                                    5,860
=========================================================================================
HUNGARY (17.1%)
BANKS
   OTP Bank Rt.                                               309,120               2,378
   OTP Bank Rt. GDR                                           219,750               3,439
-----------------------------------------------------------------------------------------
                                                                                    5,817
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Matav Rt.                                                  778,060               2,701
   Matav Rt. ADR                                               97,329               1,700
-----------------------------------------------------------------------------------------
                                                                                    4,401
-----------------------------------------------------------------------------------------
INTEGRATED OIL & GAS
   MOL Magyar Olaj-es Gazipari Rt.                              5,419                  96
   MOL Magyar Olaj-es Gazipari Rt.
     GDR                                                       33,300                 598
-----------------------------------------------------------------------------------------
                                                                                      694
-----------------------------------------------------------------------------------------
PHARMACEUTICALS
   EGIS Rt.                                                    17,700                 934
   Gedeon Richter Rt.                                          27,583               1,772
-----------------------------------------------------------------------------------------
                                                                                    2,706
-----------------------------------------------------------------------------------------
                                                                                   13,618
=========================================================================================
POLAND (10.9%)
BANKS
   Bank Polska Kasa Opieki SA                                 140,881               3,548
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Telekomunikacja Polska SA GDR                              679,270               2,194
-----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES
   Prokom Software SA                                          28,070               1,035
   Prokom Software SA GDR                                      29,890                 550
-----------------------------------------------------------------------------------------
                                                                                    1,585
-----------------------------------------------------------------------------------------
METALS & MINING
   KGHM Polska Miedz SA                                       389,324               1,397
-----------------------------------------------------------------------------------------
                                                                                    8,724
=========================================================================================
RUSSIA (61.9%)
BEVERAGES
   Winn-Bill-Dann Foods OJSC ADR                              138,100               3,300
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Mustcom                                                  9,526,809          $    1,505
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES
   Unified Energy Systems                                  18,839,846               3,050
   Unified Energy Systems GDR                                 435,990               7,059
   Unified Energy Systems ADR
     (Preferred)                                              278,558               3,538
-----------------------------------------------------------------------------------------
                                                                                   13,647
-----------------------------------------------------------------------------------------
INTEGRATED OIL & GAS
   LUKoil Holdings ADR                                         59,766               3,453
   LUKoil Holdings                                            292,900               4,231
-----------------------------------------------------------------------------------------
                                                                                    7,684
-----------------------------------------------------------------------------------------
MEDIA
   Storyfirst Communications 'A'
     (Preferred)                                                1,920                 548
-----------------------------------------------------------------------------------------
METALS & MINING
   The Mining and Metallurgical
     Company Norilsk Nickel ADR                               146,000               3,169
-----------------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION
   Gazprom ADR                                                328,200               4,664
   Surgutneftegaz ADR (Preferred)                              86,500               1,903
   Surgutneftegaz ADR                                         712,669              12,981
-----------------------------------------------------------------------------------------
                                                                                   19,548
-----------------------------------------------------------------------------------------
                                                                                   49,401
=========================================================================================
TOTAL COMMON STOCKS
   (Cost $69,782)                                                                  77,603
=========================================================================================


                                                                 FACE
                                                               AMOUNT
                                                                (000)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.0%)
=========================================================================================
UNITED STATES (3.0%)
REPURCHASE AGREEMENT
   J.P. Morgan Securities, Inc., 1.76%,
     dated 3/28/02, due 4/1/02
   (Cost $2,401)                                                2,401(a)            2,401
=========================================================================================

-----------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.0%)
=========================================================================================
   Czeck Koruna
   (Cost $5)                                           CZK        184                   5
=========================================================================================

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        FINANCIAL STATEMENTS
                                        MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                               AMOUNT               VALUE
                                                                (000)               (000)
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
   (Cost $72,171)                                                              $   80,009
=========================================================================================
OTHER ASSETS AND LIABILITIES (-0.3%)
   Other Assets                                            $       66
   Liabilities                                                   (361)               (295)
=========================================================================================
NET ASSETS (100.0%)
   Applicable to 3,746,408, issued and
     outstanding $0.01 par value shares
     (100,000,000 shares authorized)                                           $   79,714
=========================================================================================
NET ASSET VALUE PER SHARE                                                      $    21.28
=========================================================================================

(a)--The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt

6